UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):          July 1, 2005

Wireless Telecom Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

001-11916	22-582295
(Commission File Number)	(IRS Employer Identification No.)
25 Eastmans Road Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

(201) 261-8797

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment on Form 8-K/A (this "Amendment") amends the Current Report on Form 8-K filed by Wireless Telecom Group, Inc., a New Jersey corporation ("WTT"), with the Securities and Exchange Commission on July 1, 2005 (the "Original Current Report"), to report, among other items, the completion of its acquisition of all of the outstanding share capital of Willtek Communications GmbH (the "Willtek Acquisition"). The Willtek Acquisition was effective as of July 1, 2005. As permitted under Item 9.01 and as indicated in the Original Current Report, this Amendment is being filed solely to amend Items 9.01(a) and (b) of the Original Current Report to provide the required historical and pro forma financial information which was not available at the time of filing of the Original Current Report.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K are attached hereto as Exhibit 99.2 and are incorporated by reference in their entirety into this Item 9.01(a).

(b)	Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K are attached hereto as Exhibit 99.3 and are incorporated by reference in their entirety into this Item 9.01(b).

(c)	Exhibits.

Exhibit No.	Description
2.1*	Amended and Restated Stock Purchase Agreement, dated March 29, 2005, by and among Wireless Telecom Group, Inc., Investcorp Technology Ventures, L.P., Damany Holding GmbH and Willtek Communications GmbH.
10.1*	Amended and Restated Loan Agreement, dated March 29, 2005, by and among Investcorp Technology Ventures, L.P., Willtek Communications GmbH and Wireless Telecom Group, Inc.
10.2**	Shareholders' Agreement, dated as of July 1, 2005, among Wireless Telecom Group, Inc., Investcorp Technology Ventures, L.P. and Damany Holding GmbH.
10.3**	Indemnification Escrow Agreement, dated as of July 1, 2005, by and among Wireless Telecom Group, Inc., Investcorp Technology Ventures, L.P., Damany Holding GmbH and American Stock Transfer & Trust Company.
23.1	Consent of Ernst & Young AG Wirtschaftsprufungsgesellschaft.
99.1**	Press Release of Wireless Telecom Group, Inc., dated July 1, 2005.
99.2	Audited Consolidated Balance Sheets of Willtek Communications GmbH as of March 31, 2005 and 2004 and the related Consolidated Statements of Operations, Statements of Changes in Shareholders' Equity and Statements of Cash Flows for the two years in the period ended March 31, 2005.
99.3	Unaudited Pro Forma Condensed Consolidated Balance Sheet of Wireless Telecom Group, Inc. as of March 31, 2005 and the related Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2005 and for the Year Ended December 31, 2004.

*	Previously filed as an Exhibit to WTT's Current Report on Form 8-K, dated March 29, 2005, and incorporated herein by reference.

**	Previously filed as an Exhibit to the Original Current Report and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIRELESS TELECOM GROUP, INC.
Date: September 9, 2005	By:	/s/ Paul Genova
Paul Genova Interim Chief Executive Officer, President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Ernst & Young AG Wirtschaftsprufungsgesellschaft.
99.2	Audited Consolidated Balance Sheets of Willtek Communications GmbH as of March 31, 2005 and 2004 and the related Consolidated Statements of Operations, Statements of Changes in Shareholders' Equity and Statements of Cash Flows for the two years in the period ended March 31, 2005.
99.3	Unaudited Pro Forma Condensed Consolidated Balance Sheet of Wireless Telecom Group, Inc. as of March 31, 2005 and the related Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2005 and for the Year Ended December 31, 2004.